FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

                    THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into as of November 17, 1995, by and among AVONDALE INDUSTRIES, INC., a Louisiana corporation (the "Company"), the various financial institutions signatory hereto (collectively, the "Banks," and, individually, a "Bank"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as LC Issuer and as successor agent to BANK OF AMERICA ILLINOIS (successor-in-interest to CONTINENTAL BANK), as agent for the Banks (the "Agent"). Words and phrases having defined meanings in the Credit Agreement referred to below shall have the same respective meanings when used herein, unless otherwise expressly defined herein.

                                     WITNESSETH:

                    WHEREAS, the parties hereto have entered into a Revolving Credit Agreement, dated as of May 10, 1994 as amended by that certain First Amendment and Waiver to Revolving Credit Agreement dated as of May 31, 1994, that certain Second Amendment to Revolving Credit Agreement dated as of February 9, 1995, that certain Third Amendment, Waiver and Consent to Revolving Credit Agreement dated as of May 10, 1995 and that certain Fourth Amendment and Consent to Revolving Credit Agreement dated as of September 1, 1995 (collectively, the "Existing Agreement" and as amended by this Amendment, the "Credit Agreement"), relating to a revolving credit facility in an amount not to exceed $42,500,000 for the Company's ongoing working capital and general corporate needs; and

                    WHEREAS, the Company has requested that the Banks agree to certain amendments and modifications to the terms of the Existing Agreement;

                    NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein and for other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows;

                    1. Amendments to the Existing Agreement. Subject to and conditioned upon the fulfillment of each of the conditions precedent set forth in Section 2 hereof, the Existing Agreement is hereby amended as follows:

                    (a) Section 1.1 of the Existing Agreement is hereby amended to delete the definition of Applicable Margin set forth therein and to insert the following therefor:

                         "Applicable Margin" shall mean in respect of any
                    Eurodollar Rate Loan, one and one-half percent (1.5%).

                    (b) Section 1.1 of the Existing Agreement is hereby further amended to delete clause (iii) of the definition of Cash Equivalent Investments and to insert the following therefor

               (iii) repurchase agreements or reverse repurchase agreements with terms of not more than thirty (30) days from the date acquired, for securities of the type described in clause (i) above and entered into only with commercial banks having the qualifications described in clause (ii) above;

                    (c) Section 1.1 of the Existing Agreement is hereby amended to delete clause (i) of the definition of Eligible Billed Commercial Receivables thereof in its entirety and to insert the following therefor:

                    (i)  with respect to such Account, no Account Debtor is

                         (i)  incorporated in or primarily conducting
                    business in any jurisdiction located outside the United States unless (A) such sale is either on an irrevocable letter of credit acceptable to the Agent or acceptance terms acceptable to the Agent or (B) such Account and the related Account Debtor is otherwise approved by the Agent in writing; provided that, the provisions of this clause (i) shall not apply (1) to the extent that such Account Debtor is British Petroleum or any of its Subsidiaries to the extent such Account is guaranteed by British Petroleum, or Holland America or any of its Subsidiaries to the extent such Account is guaranteed by Holland America or (2) to Primorsk Shipping Corporation (or an Affiliate thereof) with respect to the Primorsk Tanker Accounts to the extent, and only to the extent, that amounts are either on deposit with MARAD or guaranteed by MARAD and available for disbursement to pay such Accounts and no event has occurred or condition exists which allows MARAD not to disburse, or not to authorize disbursement of, such amounts in payment of such Accounts, or which allows a third party lender not to disburse such amounts in payment of such Accounts

                         (ii) an Affiliate of the Company or any of its Subsidiaries,

                         (iii)  a foreign government or any agency,
                    department or instrumentality thereof unless such sale is on an irrevocable letter of credit acceptable to the Agent or acceptance terms acceptable to the Agent; provided that, the provisions of this clause (iii) shall not apply to Primorsk Shipping Corporation (or an Affiliate thereof) with respect to the Primorsk Tanker Accounts to the extent, and only to the extent, that amounts are either on deposit with MARAD or guaranteed by MARAD and available for disbursement to pay such Accounts and no event has occurred or condition exists which allows MARAD not to disburse, or authorize the disbursement of, such amounts in payment of such Accounts, or which allows a third party lender not to disburse such amounts in payment of such Accounts,

                         (iv)  the subject of any reorganization,
                    bankruptcy, debt arrangement, receivership, custodianship, insolvency or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding (and such Account Debtor has not become insolvent or generally failed to pay, or admitted in writing its inability or unwillingness to pay, debts as they become due), or

                         (v) an agency, department or instrumentality of the United States or any state or local governmental authority in the United States;

                    (d) Section 1.1 of the Existing Agreement is hereby further amended to delete the definition of Letter of Credit Commission set forth therein and to insert the following therefor:

                         "Letter of Credit Commission" shall mean seven-
                    eighths percent (0.875%) per annum.

                    (e) Section 1.1 of the Existing Agreement is hereby amended to add the following definition thereto in appropriate alphabetical order:

                         "Primorsk Tanker Accounts" means the Accounts
               owing to the Company by Primorsk Shipping Corporation (or an Affiliate thereof) in connection with Company's construction of up to seven 42,000 ton tankers for an aggregate purchase price equal to approximately $320 million pursuant to the terms of that certain contract dated August 7, 1995 between the Company and Primorsk Shipping Corporation, the construction of which is to be financed by MARAD.

                    (f) Section 2.6 of the Existing Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting the following therefor:

               The Company may, from time to time, on any Business Day, prepay the Base Rate Loans, in whole or in part, without premium or penalty, upon irrevocable written notice to the Agent by the Company no later than 10:00 a.m. Chicago time on the date of such prepayment which notice shall specify the date and amount of the prepayment.

                    (g) Section 6.2(e) of the Existing Agreement is hereby amended by deleting the phrase "within 90 days" set forth therein and inserting the phrase "within 95 days" therefor.

                    (h) Section 6.9 of the Existing Agreement is hereby amended to delete the terms thereof in their entirety and to insert the following therefor:

                         6.9  [Intentionally Omitted.]

                    2. Conditions Precedent to Effectiveness of Amendments and Consent. The amendments and modifications set forth in Section 1 hereof shall become effective upon, and are expressly conditioned upon, the fulfillment of each of the following conditions precedent on or prior to December 1, 1995:

                    (a) Amendment. The Agent shall have received this Amendment, duly executed and delivered by an authorized officer of the Company and each of the Banks.

                    (b) Subsidiary Guarantor Consent. The Agent shall have received (with a copy for each of the Banks) from each of the Subsidiary Guarantors a reaffirmation of the Subsidiary Guarantee executed by it in the form attached hereto.

                    (c) Material Adverse Change. In the opinion of the Banks (as evidenced by their execution of this Amendment), no event or condition shall have occurred or exist which could reasonably be expected to have a Material Adverse Effect.

                    (d) Legal Opinion. The Agent shall have received the favorable opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, Louisiana counsel to the Company, addressed to the Agent, the LC Issuer and the Banks in form and substance satisfactory to the Agent and its counsel.

                    (e) Other Documents. The Agent shall have received such other documents, instruments and agreements as it shall have reasonably requested in connection with the transactions contemplated by this Amendment.

                    3. Additional Condition to Eligibility of the Primorsk Tanker Accounts. The Company, the Agent and the Banks agree that the Primorsk Tanker Accounts shall not constitute Eligible Billed Commercial Receivables unless and until the documentation relating to the financing of such Accounts is reviewed and consented to by Bank of America Illinois (in its capacity as a Bank), which consent is hereby authorized by each of, and may be given without further direction from any of, the other Banks.


                    4. Representations, Warranties and Covenants. In order to induce the Agent and the Banks to enter into this Amendment, the Company hereby represents, warrants and covenants to the Agent and the Banks as follows:

                         (a) The execution, delivery and performance by the Company of this Amendment (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the Certificate or Articles of Incorporation or By-Laws of the Company, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which the Company is a party or by which the Company or any of its assets are bound and (vi) will not result in the creation or imposition of any Lien upon any asset of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company is a party or by which it or any of its assets may be bound or affected.

                         (b) This Amendment and the Credit Agreement are the legal, valid and binding obligations of the Company, and are enforceable against the Company in accordance with their terms.

                         (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on the date hereof, except to the extent that such representations expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

                         (d) No Default or Event of Default has occurred and is continuing.

                    5. Reference to and Effect Upon the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Existing Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

                    6. Reaffirmation; Expenses. The Company hereby reaffirms to the Agent and each of the Banks that, except as modified hereby, the Credit Agreement and all of the Loan Documents remain in full force and effect and have not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. The Company acknowledges that all reasonable legal fees and expenses of the Agent related to this Amendment shall be paid by the Company.

                    7. Confirmation of Collateral Documents. The Company hereby (i) ratifies and confirms its obligations under the Collateral Documents and acknowledges and agrees that the Collateral Documents to which the Company is a party are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms; and (ii) agrees that the Obligations (for purposes of each of such Collateral Documents) shall include, without limitation, the Obligations under and as defined in the Credit Agreement as amended by this Amendment.

                    8. Choice of Law. THIS AMENDMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ILLINOIS AND ANY DISPUTE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THE COMPANY, THE SUBSIDIARIES, THE AGENT AND THE BANKS IN CONNECTION WITH THIS AMENDMENT, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

                    9. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, and if so delivered shall be deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the Agent an original counterpart hereof.

                               [Signature Page Follows]

                    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                        AVONDALE INDUSTRIES, INC.


                                        By: /s/ THOMAS M. KITCHEN
					    ---------------------
                                        Name:  Thomas M. Kitchen
                                        Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as Agent


                                        By: /s/ DANIEL G. FARTHING
					    ----------------------
                                        Name:  Daniel G. Farthing
                                        Title: Vice President

                                        THE BANKS:

                                        BANK OF AMERICA ILLINOIS, successor-
					 in-interest to CONTINENTAL BANK,  as
                                         a Bank and as LC Issuer

                                        By: /s/ W. THOMAS BARNETT
					    ---------------------
                                        Name:  W. Thomas Barnett
                                        Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                          SAVINGS ASSOCIATION, as LC Issuer


                                        By: /s/ W. THOMAS BARNETT
					    ---------------------
                                        Name:  Thomas Barnett
                                        Title: Vice President

                                        WHITNEY NATIONAL BANK


                                        By: /s/ ELMER H. HEMPHILL, JR.
					    --------------------------
                                        Name: Elmer H. Hemphill, Jr.
                                        Title: Senior Vice President

                                        FIRST INTERSTATE BANK OF TEXAS,N.A.


                                        By: /s/ RANDALL L. WALKER
					    ---------------------
                                        Name: Randall L. Walker
                                        Title: Senior Vice President

                                        FIRST NATIONAL BANK OF COMMERCE


                                        By: /s/ DAVID A. DOHERTY
					    --------------------
                                        Name:  David A. Doherty
                                        Title: Vice President

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fifth Amendment to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE GULFPORT MARINE, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ----------------------
                                        Title: Vice President

          Dated:  November 17, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fifth Amendment to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE TECHNICAL SERVICES, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ---------------------
                                        Title: President

          Dated:  November 17, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fifth Amendment to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        CRAWFORD TECHNICAL SERVICES, INC.


                                        By /s/ B. L. HICKS
					   ---------------
					   B. L. Hicks
                                        Title: Secretary

          Dated:  November 17, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of May 10, 1994 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fifth Amendment to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        GENCO INDUSTRIES, INC.


                                        By /s/ B. L. HICKS
					   ---------------
					   B. L. Hicks
                                        Title: Secretary

          Dated:  November 17, 1995

                                       CONSENT

                    By Subsidiary Guarantee dated as of February 9, 1995 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fifth Amendment to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.

                                        AVONDALE PROPERTIES, INC.


                                        By /s/ THOMAS M. KITCHEN
					   ----------------------
                                        Title: Vice President

          Dated:  November 17, 1995

                    By Subsidiary Guarantee dated as of February 9, 1995 (the "Guarantee"), the undersigned (the "Guarantor") guaranteed to the Secured Parties (as defined therein), subject to the terms, conditions and limitations set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Company's execution of the foregoing Fifth Amendment to Revolving Credit Agreement and acknowledges the continued validity, enforceability and effectiveness of the Guarantee with respect to all loans, advances and extensions of credit to the Company, whether heretofore or hereafter made, together with all interest thereon and all expenses in connection therewith.


                                        AVONDALE LAND MANAGEMENT COMPANY,
                                          a Louisiana general partnership

                                             By  Avondale Industries, Inc.,
                                                  a general partner

                                             By /s/ THOMAS M. KITCHEN
						---------------------
                                             Name: Thomas M. Kitchen
                                             Title: Vice President & CFO

                                             By  Avondale Properties, Inc.,
                                                  a general partner

                                             By /s/ THOMAS M. KITCHEN
						---------------------
                                             Name: Thomas M. Kitchen
                                             Title: Vice President & CFO

          Dated:  November 17, 1995